www.kns.com



Kulicke & Soffa®

Investor Presentation

July 2010





Safe Harbor Statement

In addition to historical statements, this presentation and oral statements made in connection with it may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, forecasts of future market size, market share and future Company performance. Generally, words such as "may," "will," "should," "could," "anticipate," "expect," "intend," "estimate," "plan," "continue," "goal," "potential" and "believe," or the negative of or other variations on these and other similar expressions identify forward-looking statements.

These statements are only our current expectations. They are based on our management's beliefs and assumptions and on information currently available to our management. Forward-looking statements involve risks, uncertainties and assumptions. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. Actual results may differ materially from those expressed in these forward-looking statements due to a number of uncertainties and risks, which are described in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended October 3, 2009 and our subsequent reports on Forms 10-Q and 8-K. These forward-looking statements include, but are not limited to, statements that relate to future revenue, sales, product development, demand, growth opportunities, competitiveness, product prices, product replacement cycles, gold to copper wire bonding conversion, growth of LED applications and unit demand, growth of semiconductor unit demand, projected compound annual growth rates for electronic devices (CAGR), and expanded served and addressable markets and benefits expected as a result of (among other factors):

- projected demand in the overall semiconductor industry, the semiconductor assembly equipment market, and the market for semiconductor expendable tools;
- projected demand for ball, wedge and die bonder equipment; and
- other factors listed from time to time in our filings with the Securities and Exchange Commission, including, without limitation, our Annual Report on Form 10-K for the fiscal year ended October 3, 2009 and our subsequent reports on Forms 10-Q and 8-K.

You should not rely on any forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, after we distribute this presentation, except as otherwise required by law.

Use of Non-GAAP Financial Measures

This presentation may contain non-GAAP financial information within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of our financial performance, identifying trends in our results, and providing meaningful period-to-period comparisons. For a discussion and reconciliation of these non-GAAP measures presented in this document, see the accompanying information posted to the Investor Relations section of our website at www.kns.com.



Management Contacts

Scott Kulicke	CEO
Michael J. Morris	CFO
Joseph Elgindy	Investor Relations Manager
Claire McAdams	Investor Relations Advisor

For further information please call or email:
530.265.9899; claire@headgatepartners.com

Stock Information (KLIC)

Stock Price (7/9/2010)	$ 8.32
Shares Outstanding (M) - June Basic	70.1
Market Capitalization ($M)	$ 583.5

Research Coverage

Gary Hsueh, Oppenheimer	415.399.5730
Krish Sankar, BAS-ML	415.676.3546
Lee Simpson, Jefferies	44.0.207.029.8695



Trading Volume
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0
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Recent News

1-Jul	*K&S Redeems 1.0% Convertible Subordinated Notes*
6-May	*Kulicke & Soffa Industries, Inc. Reports Results for its Second Fiscal Quarter 2010*
13-Apr	*Revenue for Its Second Fiscal Quarter and Revenue Guidance for Its Third Fiscal Quarter*

Income Statement

in $M except per share	FYE Sept 2008	FYE Sept 2009	FQ2 Results Mar-09	FQ2 Results Mar-10	Guidance (b) Jun Qtr
Equipment Revenue	$ 271.0	$ 170.5	$ 17.0	$ 136.3	
Tools Revenue	57.0	54.7	8.2	17.5	
Total Revenue	328.0	225.2	25.2	153.8	$205
COGS	194.2	136.4	17.2	86.0	
Gross Profit	133.8	88.8	8.0	67.8	
GM%	*41%*	*39%*	*32%*	*44%*	
R&D	59.9	53.5	13.3	14.0	
SG&A	89.3	106.1	27.8	30.5	
Charges (a)	9.2	2.7	2.7	-	
Operating Income (Loss)	(24.6)	(73.5)	(35.8)	23.3	
Interest/Other Inc. (Exp)	1.4	2.5	1.0	(2.0)	
Pretax	(23.2)	(71.0)	(34.8)	21.3	
Tax (Benefit)	(3.6)	(13.0)	(0.3)	0.1	
Discontinued Op. Income	23.4	22.0	-	-	
Net Income (Loss)	$ 3.9	$ (36.0)	$ (34.5)	$ 21.2	
EPS (Diluted)	$ 0.07	$ (0.58)	$ (0.57)	$ 0.28	
Shares (Diluted)	63.4	62.2	61.1	74.4	

(a) includes asset impairment & pension termination. *(b) as of May 6, 2010 conference call.*

Balance Sheet

in $M	As of Sep-09	As of Mar-10
Cash & Investments	$ 144.6	$ 184.1
A/R	95.8	108.1
Inventory	41.5	57.1
Other Current	13.6	15.0
Current Assets	295.5	364.3
PP&E	36.0	30.4
Goodwill/Intangibles	75.4	70.6
Other LT Assets	5.8	7.1
Total Assets	$ 412.6	$ 472.4
Current Portion, Long-Term Debt	$ 49.0	$ 49.0
A/P	39.9	58.6
Other Accrued	32.6	31.7
Income Taxes Payable	1.6	0.6
Current Liabilities	123.1	139.9
Long-Term Debt	92.2	95.3
Other Liabilities	26.6	26.4
Shareholders' Equity	170.8	210.8
Total Liabilities & Equity	$ 412.6	$ 472.4

Kulicke & Soffa



Overview

Broad-based Demand Continues Across Entire Product Line

- Macro Trends
  - Growth among developing countries
  - Electronic density in consumer products
- Industry Specific
  - Positioned well for copper transition
  - Growing share within LED market
- Long-Term Growth Potential
  - Die Bonding business
  - Wedge Bonding business





Kulicke & Soffa



Market Perspective – Macro Trends

- Emerging Markets
  - New demand may be outside of traditional IC data collection methods
  - Currently ~730m mobile subscribers in China* Vs 286m in US
- Portable Devices
  - Mobile handsets & smartphones; 47% CAGR 2010-2011**
  - Mobile PCs & netbooks; 30% CAGR 2010-2011**
  - Supporting infrastructure for connectivity
- Traditional Devices
  - LCD TVs; 18% CAGR 2010-2011**
  - Desktop replacement cycle



*BAML; Mediatek Report; "Feature phones are great, smartphones even better", (June 2010)
**Gartner; "Market Insight: Selected Mobile and Consumer Electronics" (April 2010)



Market Perspective – Industry Specific

Copper Demand Continues to Strengthen



- Adoption faster than expected
- Key customers demand a 100% K&S Copper Solution
    - Competitive advantage
    - K&S Fine Pitch strength parallels with Copper process requirements
- K&S is well positioned for Copper Replacement Cycle
    - 80,000+ bonders in field, >50% are K&S machines*
    - Less than 1/3rd of total are eligible for copper upgrade kits*
    - Majority of ineligible bonders likely to be replaced
- 63% of March quarter's shipped bonders were configured for Copper

*Internal Management Estimates



Market Perspective – Industry Specific

LED Penetration - New Market for K&S



- Unit demand to grow at 50% CAGR 2009-2011*
  - Backlight demand drives near-term growth
  - Significant MOCVD tool capacity increases in 2010**
- Large value opportunity
  - Great fall through
  - Market growth and share continues
- Several developed nations have established roadmaps phasing out incandescent lamps by 2012***
  - May help gain traction of general lighting adoption

*Deutsche Bank, Aixtron, Global Market Research (April 2010)
**Piper Jaffray, Industry Note (June 2010)
*** Samsung Securities, Seoul Semiconductor (May 2010)

Kulicke & Soffa

Long-Term Growth Potential

Die Bonding Business

- Serves advanced packaging
  - Stacked Die
  - High-End BGA



- Recently introduced iStack
  - Qualifications have begun
  - Aggressively marketing
  - Cost reductions in place

- Creates platform for expansion into other Die Bonder platforms



Long-Term Growth Potential

Wedge Bonding Business

- Strategic entry through 2008 acquisition
- Serves the attractive & growing power management market
  - Alternative Energy: Hybrid vehicles, Wind & solar power generation
  - Consumer Products: Automotive, Lighting & Portable Electronics
- Aggressive cost reductions planned
  - Leveraging existing K&S vendors
  - Significant supply chain savings





Kulicke & Soffa

Market Perspective – Industry Specific

Current Business Conditions

- Ball and wedge bonder demand remains at record levels
- Ball bonder orders booked into December
- Some Q4 ball bonder orders pushed-out, expect to fill slots with other demand, including memory
- Expect September quarter revenue sequentially up from June quarter


Connx



Summary



- Mid & Long Term Growth Opportunities
  - Macro Trends
  - Industry Shifts
  - Die & Wedge Bonding
- Creating Incremental Growth Opportunities In:
  - Copper Bonding
  - LED Devices
  - Die & Wedge Bonding
- Improving Balance Sheet Strength
- Leading Semiconductor Assembly Equipment and Tools Provider



Kulicke & Soffa



K&S Customers' Factory Utilization

July 7, 2010



90%
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1/5/2004
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